                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                               XYLAN CORPORATION

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined in the Offer to Purchase, dated March 8, 1999 (the "Offer to Purchase")) (i) if certificates ("Share Certificates") evidencing shares of common stock, par value $0.001 per share (including the associated Preferred Share Purchase Rights) (collectively, the "Shares"), of Xylan Corporation, a corporation organized and existing under the laws of the State of California (the "Company"), are not immediately available,
(ii) if Share Certificates and all other required documents cannot be delivered to The Bank of New York, as Depositary (the "Depositary"), on or prior to the Expiration Date (as defined in the Offer to Purchase) or (iii) if the procedures for delivery of Shares by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary and must include a guarantee by an "Eligible Institution" (as defined in the Offer to Purchase). See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

             By Mail:                   Facsimile Transmission:         By Hand or Overnight Courier:
                                    (for Eligible Institutions Only)
   Tender & Exchange Department              (212) 815-6213              Tender & Exchange Department
          P.O. Box 11248                                                      101 Barclay Street
      Church Street Station                                               Receive and Deliver Window
  New York, New York 10286-1248                                            New York, New York 10286

                         For Confirmation by Telephone:

                                 (800) 507-9357

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Zeus Acquisition Corp., a corporation organized and existing under the laws of the State of California and a wholly-owned indirect subsidiary of Alcatel, a corporation organized and existing under the laws of France, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal, receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase.

          ------------------------------------------------------------

   Number of Shares:
   ---------------------------------------

   Share Certificate Number(s) (if available):
   ------------

          ------------------------------------------------------------

          ------------------------------------------------------------

   If Share(s) will be delivered by book-entry transfer, check this box.  [ ]

   Account Number:
   ----------------------------------------

          ------------------------------------------------------------
          ------------------------------------------------------------

   Name(s) of Record Holder(s):
   -------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   Address(es):
   ---------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                                                               (ZIP CODE)

   Area Code and Telephone
   Number(s):
   ----------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                                  SIGNATURE(S)

   Dated:
   ---------------------------------------------, 1999

          ------------------------------------------------------------


                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution which is a member of the Securities Transfer Agents Medallion Program or an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the tender of Shares effected hereby complies with Rule 14e-4 under the Exchange Act and (b) guarantees to deliver to the Depositary, at its address set forth above, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or a timely confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry delivery, an Agent's Message (as defined in the Offer to Purchase), and any other required documents, all within three Nasdaq National Market System trading days of the date of execution of this Notice of Guaranteed Delivery.

          ------------------------------------------------------------

          ------------------------------------------------------------
                                  NAME OF FIRM

          ------------------------------------------------------------
                                    ADDRESS

          ------------------------------------------------------------
                                    ZIP CODE

   Area Code and
   Telephone Number:
   --------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------

          ------------------------------------------------------------
                              AUTHORIZED SIGNATURE

   Name:
   ----------------------------------------------------
                             (PLEASE PRINT OR TYPE)

   Title:
   -----------------------------------------------------

   Dated:
   ---------------------------------------------, 1999

          ------------------------------------------------------------

NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


                                        2